SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 18, 2003


                     FEDERATED PREMIER MUNICIPAL INCOME FUND
             (Exact name of registrant as specified in its charter)


              Delaware             001-31562           47-0896539
    (State or other jurisdiction  (Commission         (IRS Employer
          of incorporation)      File Number)      Identification No.)




              5800 Corporate Drive
            Pittsburgh, Pennsylvania                   15237-7000
    (Address of Principal Executive Offices)           (Zip Code)


Registrant's telephone number, including area code:   (800) 341-7400



Item 9.  Regulation FD Disclosure.

      The following information is furnished pursuant to Item 9 of Form 8-K :

Following is information that may be made publicly available on or after March 18, 2003.

At March 14, 2003, the Fund held 76 tax exempt securities.

At March 14, 2003, the Fund's duration was 7.94 years.

     The following table shows the Fund's credit quality breakdown at March 14, 2003. The Fund is systematically increasing its allocation to lower rated securities and will maintain the credit quality breakdown specified in its registration statement.

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Rating                    As of 3/14/03            Target
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AAA                       48.5%                    40-50%
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AA/A                      22.5%                    5-15%
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BBB                       18.6%                    20-25%
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BB/B/Unrated              10.4%                    up to 20%
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At March 14, 2003, the Fund's sector profile was as follows:

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Sector                     % of Fund
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Insured                    48.5%
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Hospital                   18.3%
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Lifecare                   7.0%
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General Obligation         6.5%
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Tobacco                    4.9%
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Industrial Revenue         4.8%
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Special Tax                4.1%
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Education                  2.6%
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Public Power               2.6%
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Other                      0.7%
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      FEDERATED PREMIER MUNICIPAL INCOME FUND
                                      (Registrant)



                                      By  /s/ Mary Jo Ochson
                                      Mary Jo Ochson
                                      Vice President


Date:  March 18, 2003